UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2021

ZipRecruiter, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40406	27-2976158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

604 Arizona Avenue,	Santa Monica,	California	90401
(Address of principal Executive offices)			(Zip Code)
(877) 252-1062
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.00001 par value per share	ZIP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 28, 2021, Qasim Saifee was appointed as Chief Operating Officer of ZipRecruiter, Inc. (“ZipRecruiter”). Mr. Saifee, age 41, previously served as ZipRecruiter’s Chief Marketing Officer since January 2020 and as ZipRecruiter’s Vice President of Marketplace Strategy from June 2018 to January 2020. From February 2017 to June 2018, Mr. Saifee served as Senior Vice President of Publishing at Scopely, Inc., an entertainment and mobile gaming company. From 2008 to February 2017, Mr. Saifee served as Senior Vice President and General Manager of Monetization at OpenX Software Ltd., a programmatic advertising company. From 2005 to 2008, Mr. Saifee served as Senior Director at Yahoo! Inc., a web services provider. From June to August 2004, Mr. Saifee was a consultant at Bain & Company, Inc., a management consulting firm. From 2000 to 2003, Mr. Saifee served as a Senior Analyst of Corporate Strategic Planning at the Walt Disney Company. Mr. Saifee holds a B.S. in Industrial Engineering from Stanford University and an M.B.A. from Harvard Business School.

In connection with his appointment as Chief Operating Officer, Mr. Saifee’s annual base salary was increased to $430,000 and he was granted an additional equity award in the form of Restricted Stock Units covering 100,000 shares of ZipRecruiter’s Common Stock. The other existing compensation arrangements for Mr. Saifee remain unchanged. There are no family relationships between Mr. Saifee and any director or executive officer of ZipRecruiter, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZIPRECRUITER, INC.

Date: October 4, 2021	By:	/s/ David Travers
David Travers
Chief Financial Officer